Exhibit 32.01

WRITTEN STATEMENT
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)

Each of the undersigned officers of New Frontier Media, Inc., a Colorado company (the “Company”), hereby certify that, to his knowledge on the date hereof:

(a) the Form 10-Q of the Company for the fiscal quarter ended September 30, 2012, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GRANT WILLIAMS
Grant Williams
Chief Financial Officer and co-Principal Executive Officer
November 13, 2012

/s/ MARC CALLIPARI
Marc Callipari
Chief Legal Officer and co-Principal Executive Officer
November 13, 2012

/s/ SCOTT PIPER
Scott Piper
Chief Technology and Information Officer and co-Principal Executive Officer
November 13, 2012